UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 4, 2004

National Research Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-2525
(Registrant’s telephone number, including area code)

Item 7.       Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are being furnished herewith:

(99.1) Press Release of National Research Corporation, dated May 4, 2004.

(99.2) Script for conference call, held May 5, 2004.

Item 12.      Results of Operations and Financial Condition.

        On May 4, 2004, National Research Corporation (the “Company”) issued a press release announcing its earnings for the first quarter ended March 31, 2004. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

        On May 5, 2004, the Company held a conference call in connection with the Company’s announcement of its earnings for the first quarter ended March 31, 2004. A copy of the script for such conference call is furnished as Exhibit 99.2 and is incorporated by reference herein. An archive of such conference call and the related question and answer session will be available online at www.fulldisclosure.com.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
Date: May 5, 2004	By:	/s/ Patrick E. Beans
Patrick E. Beans Vice President, Treasurer, Secretary and Chief Financial Officer

NATIONAL RESEARCH CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated May 4, 2004

Exhibit
Number

(99.1)     Press Release of National Research Corporation, dated May 4, 2004.

(99.2)     Script for conference call, held May 5, 2004.